UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 2, 2021

PLx Pharma Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36351	46-4995704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Fishers Lane, Suite E, Sparta, New Jersey		07871
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (973) 409-6541

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	PLXP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

As previously reported, on March 25, 2019, PLx Pharma Inc. (the “Company”) entered into an equity distribution agreement with JMP Securities LLC, for the sale of up to an aggregate of $12,500,000 of its common stock in sales deemed to be made in “at-the-market” offerings, as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (the “Equity Distribution Agreement”) and filed a prospectus supplement pursuant to which it may offer and sell, from time to time, shares of its common stock having an aggregate offering price of up to $12,500,000 under the Equity Distribution Agreement (the “ATM Offering”).

As of December 31, 2020, the Company has sold approximately $2.3 million of shares of its common stock pursuant to the Equity Distribution Agreement on a gross basis. Effective as of the date of this Current Report on Form 8-K, the Equity Distribution Agreement and the ATM Offering have been terminated. The Company is not subject to any termination penalties related to the termination of the Equity Distribution Agreement.

Item 2.02	Results of Operations and Financial Condition.

On March 2, 2021, the Company commenced an underwritten public offering of its common stock (the “Offering”) pursuant to its effective shelf registration statement (File No. 333-230478) declared effective by the Securities and Exchange Commission (the “SEC”) on April 4, 2019.

On March 2, 2021, the Company issued a press release announcing the commencement of the Offering. The text of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cash and Cash Equivalents

As of December 31, 2020, the Company had cash and cash equivalents of $22.4 million.

The estimated cash and cash equivalents as of December 31, 2020 are preliminary and may change, are based on unaudited information available to management as of the date of this Current Report on Form 8-K, and are subject to completion by management of the financial statements as of and for the year ended December 31, 2020. There can be no assurance that our cash, cash equivalents, and marketable securities as of December 31, 2020 will not differ from these estimates, including as a result of quarter-end closing and any such changes could be material.

The foregoing preliminary financial data has not been audited and has been prepared by, and is the responsibility of, our management. This data could change as a result of further review. In addition, the Company’s independent registered public accounting firm has not audited, reviewed, compiled, or performed any procedures with respect to this unaudited preliminary financial information and does not express an opinion or any other form of assurance with respect thereto. Accordingly, you should not place undue reliance on this information. Additional information and disclosures would be required for a more complete understanding of our financial condition, liquidity, and results of operations as of December 31, 2020. The Company expects the audit of its financial statements for the year ended December 31, 2020 to be completed subsequent to the completion of the proposed underwritten public offering.  It is possible that the Company or its independent registered public accounting firm may identify items that require them to make adjustments to the preliminary estimate set forth above and those changes could be material.

Forward-Looking Statements

Any statements made in this Current Report on Form 8-K relating to future financial or business performance, conditions, plans, prospects, trends, or strategies and other financial and business matters, including without limitation, the prospects for commercializing or selling any products or drug candidates are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, when or if used in this press release, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to PLx may identify forward-looking statements. PLx cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including the failure by PLx to secure and maintain relationships with collaborators; risks relating to clinical trials; risks relating to the commercialization, if any, of PLx’s proposed product candidates (such as marketing, regulatory, product liability, supply, competition, and other risks); dependence on the efforts of third parties; dependence on intellectual property, risks that PLx may lack the financial resources and access to capital to fund proposed operations. Further information on the factors and risks that could affect PLx’s business, financial conditions and results of operations are contained in PLx’s filings with the U.S. Securities and Exchange Commission (“SEC”), which are available at www.sec.gov. Other risks and uncertainties are more fully described in PLx’s Form 10-K for the year ended December 31, 2019 filed with the SEC on March 13, 2020, and in other filings that PLx has made or will make going forward. The forward-looking statements represent PLx’s estimate as of the date hereof only, and PLx specifically disclaims any duty or obligation to update forward-looking statements.

Item 8.01	Other Events.

The information included in Item 2.02 of this Current Report on Form 8-K is also incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description

10.1	Termination Agreement dated March 2, 2021.
99.1	Press Release dated March 2, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLX PHARMA INC.

Dated: March 2, 2021	By:	/s/ Natasha Giordano
		Name:	Natasha Giordano
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Termination Agreement dated March 2, 2021.
99.1	Press Release dated March 2, 2021.